November 5, 2015 Third Quarter 2015 Earnings Call Continued strong customer growth and cost discipline Company updates full year guidance to $1.05 - $1.10 Reaffirms 4-6% annual EPS growth through 2018 Exhibit 99.3

Cautionary Statement This presentation contains statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future events or performance or underlying assumptions (including future dividends) and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. We have based our forward-looking statements on our management's beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth and other factors described in CenterPoint Energy, Inc.’s Form 10-K for the period ended December 31, 2014 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Certain Factors Affecting Future Earnings,” in CenterPoint Energy, Inc.’s Form 10-Q for the quarter ended September 30, 2015 under “Cautionary Statement Regarding Forward-Looking Information,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of CenterPoint Energy, Inc. and Subsidiaries” and in other filings with the SEC by CenterPoint Energy, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC’s website at www.sec.gov . This presentation contains time sensitive information that is accurate as of the date hereof. Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investors page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (“GAAP”), CenterPoint Energy also provides guidance based on adjusted diluted earnings per share, which is a non-GAAP financial measure.  Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure.  A full reconciliation of net income and diluted earnings per share to the basis used in providing guidance is provided in this presentation on slide 22. Additionally, on slides 18, 19 and 23, management presents a further adjustment and reconciliation of adjusted diluted earnings per share to a 2014 baseline metric, which provides management’s starting point for forecasting earnings growth, by adjusting for other than normal weather impacts, true-up variations, and an energy efficiency remand bonus received in the third quarter of 2014.  These additional adjustments are provided to further explain the basis for management’s guidance estimate.  These non-GAAP financial measures should be considered as a supplement and complement to, and not as a substitute for, or superior to, the most directly comparable GAAP financial measure and may be different than non-GAAP financial measures used by other companies. Management evaluates financial performance in part based on adjusted diluted earnings per share and believes that presenting this non-GAAP financial measure enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods by excluding items that Management does not believe most accurately reflect its fundamental business performance, which items include the impairments and items reflected in the reconciliation table on page 22 of this presentation.  This non-GAAP financial measure should be considered as a supplement and complement to, and not as a substitute for, or superior to, the most directly comparable GAAP financial measure and may be different than non-GAAP financial measures used by other companies.

Scott Prochazka – President and CEO Earnings Call Highlights Utility Operations Update Customer Growth Regulatory Update Expense Management Debt Management Midstream Investment Update

Third Quarter 2015 Performance Highlights Q3 GAAP EPS Q3 2015 vs Q3 2014 Drivers (EPS on a Guidance Basis) $0.30 $0.34 Q3 EPS on a Guidance Basis 3Q15 Utility Operations EPS on a Guidance Basis vs 3Q14 Baseline h Favorable Variance i Unfavorable Variance Note: Refer to slide 22 for reconciliation to GAAP measures and slide 2 for information on non-GAAP measures Third quarter 2015 GAAP EPS loss of $0.91, including impairment charges totaling $1.25 per share related to the equity investment in Enable Midstream Rate Relief Customer Growth Expense Management Timing of Conservation Improvement Program (CIP) Incentive Midstream Investments Equity Return related to True-up Energy Efficiency Remand Bonus

Midstream Investments Enable Q3 Highlights Announced a third quarter 2015 distribution of $0.318/unit Fifth consecutive quarterly increase since IPO With this increase, 2015 distribution growth has reached the low end of Enable’s 3% to 7% guidance Per day natural gas processed volumes increased quarter over quarter for the sixth consecutive quarter Recently awarded new long-term, fee-based gathering and processing business in the Anadarko basin with dedications totaling 380,000 gross acres Recently awarded almost 300,000 Dth/d of additional firm, fee-based natural gas transportation business to serve a natural gas power plant and a large local distribution company Rod Sailor named President and CEO effective January 1, 2016 Source: Enable Midstream Partners November 4, 2015, Press Release and Q3 Earnings Call. Please refer to these materials for an overview of Enable’s Q3 performance.

Tracy Bridge – EVP & President, Electric Division Earnings Call Highlights Electric Results Regulatory Update Houston – A Diverse and Growing Economy Construction of a new permanent 345kV double circuit tower in between temporary bypasses constructed to safely reenergize circuits damaged by tornadoes in April 2015.

Electric Transmission and Distribution Operating Income Drivers: 3rd Quarter 2014 vs 3rd Quarter 2015 1 Houston Electric’s customer count increased from 2,284,202 as of September 30, 2014, to 2,337,806 as of September 30, 2015 2 Q3 2014 TDU core operating income represents total segment operating income of $232 million, excluding operating income from transition and system restoration bonds of $30 million 3 Net transmission and distribution related revenue 4 O&M expense excludes certain costs with revenue offsets 5 Includes the absence of a one-time energy efficiency remand bonus of $8 million received in the third quarter of 2014, reduced equity return related to true-up proceeds of $7 million, lower right of way revenue of $4 million, and higher other miscellaneous of $4 million 6 Q3 2015 TDU core operating income represents total segment operating income of $244 million, excluding operating income from transition and system restoration bonds of $25 million $ Millions 2% YoY Customer Growth1 2 6 5 3 4

Electric Transmission and Distribution: 2015 Regulatory Update DCRF – Distribution Cost Recovery Factor; TCOS – Transmission Cost of Service; EECRF – Energy Efficiency Cost Recovery Factor 1 Performance incentive approved and recognized in Q4 2014 was $16.2 million Mechanism Effective Date Annual Revenue Increase - $MM Comments Docket # TCOS February 2015 $23.5 Filed on November 21, 2014; approved during 1Q 2015 43836 TCOS August 2015 $13.7 Filed on June 26, 2015; approved during 3Q 2015 44881 DCRF September 2015 $13.0 Filed on April 6, 2015; settlement approved on July 30, 2015 44572 Mechanism Expected Effective Date Annual Revenue Increase - $MM Comments Docket # TCOS 4Q 2015 $16.8 Filed on October 1, 2015; approval expected during 4Q 2015 45214 Annualized rate relief from approved 2015 filings: $50.2 million Expected annualized rate relief from pending 2015 filings: $16.8 million Mechanism Date Recognized Incentive - $MM Comments Docket # EECRF October 2015 $6.6 Filed on June 1, 2015; performance incentive approved in October 2015; recognized when approved; rates effective March 2016 44783 Energy efficiency incentive recognized in 20151: $6.6 million

Houston – A Diverse and Growing Economy GDP Forecast Houston – The Woodlands – Sugarland MSA GDP forecast ($ billions ‘09 constant dollars) Source: Perryman Group Source: Greater Houston Partnership Q4 2015 Pictures: jakewyman.com, theaspenskinny.com, snipview.com, ncaa.com, housuperbowl.com

Joe McGoldrick – EVP & President, Gas Division Earnings Call Highlights Gas Operations Results Regulatory Update Energy Services Update 2015 Minnesota Beltline Replacement Project in downtown Minneapolis

Natural Gas Utilities Operating Income Drivers: 3rd Quarter 2014 vs 3rd Quarter 2015 1% YoY Customer Growth1 $ Millions 1 Natural Gas Utilities’ customer count increased from 3,324,422 on September 30, 2014, to 3,359,556 on September 30, 2015 2 O&M expense excludes certain costs with revenue offsets 3 Includes higher tax expense of $4 million and higher depreciation expense of $3 million $20 $18 $16 $14 $12 $10 $8 $6 $4 $2 $0 ($2) ($4) ($6) ($8) 3 2

Natural Gas Utilities: 2015 Regulatory Update

Annualized rate relief from 2015 filings (includes interim rates[1]): $65.6 million

Jurisdiction	Effective Date	Annual Revenue Increase - $MM	Comments	Docket #
Arkansas	June 2015	$1.5 (Interim Rates)	Act 310 filing pending approval [2]; interim rates effective in June 2015	10-108-U
South Texas	July 2015	$4.0	Fourth annual GRIP filing; approved by the TX RRC	GUD 10435
Beaumont/East Texas	July 2015	$5.9	Second annual GRIP filing; approved by the TX RRC	GUD 10433
Texas Coast	September 2015	$4.9	Rate case approved by the TX RRC on August 25, 2015; settlement established parameters for future GRIP filings	GUD 10432
Arkansas	September 2015	$1.5	MRP filed monthly; annual revenue increase includes 2015 rate relief through September 2015	06-161-U
Minnesota	October 2015	$47.8 (Interim Rates)	Rate case requesting an increase of $54.1MM filed in August 2015; interim rates of $47.8MM effective in October 2015; final decision from the MPUC expected mid-2016	15-424

GRIP – Gas Reliability Infrastructure Program; TX RRC – Texas Railroad Commission; MRP – Main Replacement Program; MPUC – Minnesota Public Utilities Commission

[1] Interim rates begin the recognition of revenue, subject to refund (pending issuance of a final order)

[2] Act 310 provides rate relief between rate cases for capital and expenses associated with changes in laws and regulations relating to public health, safety and environment

investors.centerpointenergy.com

12

Natural Gas Utilities: 2015 Regulatory Update

CenterPoint Energy

Expected annualized rate relief from pending 2015 filings (includes interim rates[1]): $6 million

Jurisdiction	Expected Effective Date	Annual Revenue Increase - $MM	Comments	Docket #
North Louisiana	December 2015	$1.0 (Interim Rates)	Filed 2015 RSP requesting $1.0MM on October 1, 2015; pending approval; interim rates effective December 1, 2015	U-33818
South Louisiana	December 2015	$1.5 (Interim Rates)	Filed 2015 RSP requesting $1.5MM on October 1, 2015; pending approval; interim rates effective December 1, 2015	U-33817
Mississippi	4Q 2015	$2.5	RRA filed with MPSC on May 1, 2015	12-UN-139
Mississippi	4Q 2015	$0.1	SGR filed with MPSC on May 1, 2015	13-UN-0214
Oklahoma	4Q 2015	$0.9	PBRC filed in March 2015	201500118

Rate relief from 2015 filing recognized in 2014 (includes interim rates[1]): $3.9 million

Jurisdiction	Date Recognized	Rate Relief - $MM	Comments	Docket #
Arkansas	December 2014	$3.9 (Interim Rates)	BDA filed in March 2015; revenue recognized in fourth quarter 2014; interim rates effective in June 2015; pending approval	06-161-U

RSP – Rate Stabilization Plan; RRA – Rate Regulation Adjustment; MPSC – Mississippi Public Service Commission; SGR – Supplemental Growth Rider; PBRC – Performance Based Rate Change; BDA – Billing Determinant Rate Adjustment

[1] Interim rates begin the recognition of revenue for mechanisms except Arkansas BDA, which recognizes rate relief in the prior year; subject to refund (pending issuance of a final order)

investors.centerpointenergy.com

13

Natural Gas Utilities: 2015 Regulatory Update

Interim rate refunds: ($1.5 million)

Jurisdiction	Effective Date	Refund - $MM	Comments	Docket #
North Louisiana	September 2015	($0.9)	2013 RSP refunded through the GSR; refund period expected to run through July 2016; recognized upon approval	U-32996
South Louisiana	September 2015	($0.6)	2013 RSP refunded through the GSR; refund period expected to run through June 2016; recognized upon approval	U-32998

Energy efficiency incentives recognized in 2015[1]: $12.2 million

Mechanism	Date Recognized	Incentive - $MM	Comments	Docket #
Arkansas	June 2015	$0.5	APSC approved energy efficiency incentive in June 2015; recognized when approved; rates effective July 2015	07-081-TF
Minnesota	August 2015	$11.7	MPUC approved CIP incentive in August 2015; recognized when approved; rates effective January 2016	15-421

Expected regulatory activity in 4Q 2015

Jurisdiction	Expected Filing Date	Comments	Docket #
Arkansas	November 2015	Filed Notice of Intent on August 17, 2015; rate case will be filed no later than November 15, 2015	15-098-U

RSP – Rate Stabilization Plan; GSR – Gas Supply Rate; APSC – Arkansas Public Service Commission; MPUC – Minnesota Public Utilities Commission; CIP – Conservation Improvement Program

[1] Arkansas performance incentive approved and recognized in 2014 was $0.5 million. Minnesota CIP incentive approved and recognized in 2014 was $10.9 million.

investors.centerpointenergy.com
14

Energy Services Operating Income Drivers: 3rd Quarter 2014 vs 3rd Quarter 2015 1 2 1 Operating income as reported in Q3 2014 was $6 million. Chart excludes mark-to-market gain of $13 million. 2 Operating income as reported in Q3 2015 was $7 million. Chart excludes mark-to-market gain of $5 million. $ Millions $3 $2 $1 $0 ($1) ($2) ($3) ($4) ($5) ($6) ($7) Low Risk Business Model Continued Customer Growth

Bill Rogers – EVP & CFO Earnings Call Highlights Impairment Discussion Quarterly Drivers Guidance Update Financing Activities

Non-Cash Impairment Charges Related to Midstream Investments Recorded impairments on equity investment in Enable Midstream totaling $862 million in the third quarter of 2015, inclusive of CenterPoint’s share, $612 million, of impairment charges recorded by Enable Midstream for goodwill and long-lived assets Reduces the equity investment from $4.5 billion to $3.6 billion Post impairments, the carrying value of CenterPoint Energy’s investment in Enable Midstream is $15.41 per unit, including the value of GP shares and potential incentive distribution rights Non-cash charge Does not affect liquidity, cash flow or compliance with debt agreement obligations CenterPoint Energy, Inc. equity/capital (as of September 30, 2015)1: 41% CenterPoint Energy Resources Corp. equity/capital (as of September 30, 2015): 63% 1 Excludes transition and system restoration bonds

Q3 EPS Normalization GAAP to Guidance Basis to Baseline Note: Please refer to slide 22 for the full reconciliation table and slide 2 for information on non-GAAP measures

2014 Q3 Baseline EPS to 2015 Q3 EPS on a Guidance Basis Note: Please refer to slide 22 for the full reconciliation table and slide 2 for information on non-GAAP measures

Financing Plan 2015 $200 million matured in June 2015 $69 million matured in October 2015 Net borrowing expected to increase ~$300 million 2016 $325 million maturity in May 2016 Anticipate incremental financing needs of ~$600 million; dependent on such factors as bonus depreciation, capital investment plans, and working capital Equity issuance not anticipated Anticipated Annual Tax Rates 2015 effective tax rate with impairment: 45% 2015 effective tax rate without impairment: 35% 2016 effective tax rate: 36% 1Excludes transition and system restoration bonds Financing Plan & Tax Rates Equity/Capital (as of September 30, 2015) CenterPoint Energy, Inc. 41% CenterPoint Energy Houston Electric, LLC 48% CenterPoint Energy Resources Corp. 63%

Appendix

Reconciliation: Net Income and diluted EPS to the Basis Used in Providing Annual Earnings Guidance Note: For information on non-GAAP measures, please refer to slide 2

2014 EPS Reconciliation to 2015 Utility Operations Guidance Range of $0.71 to $0.75 per diluted share 2014 Fully Diluted EPS $ 1.42 On an adjusted guidance basis: ZENS-related mark to market gains (0.12) CES MTM gain (0.04) Pension Curtailment loss 0.01 2014 Consolidated EPS on a guidance basis $ 1.27 Deferred Tax Benefit (0.07) 2014 Fully Adjusted EPS $ 1.20 Midstream Investments (0.44) 2014 Fully Adjusted Utility Operations EPS $ 0.76 The Equity Amortization schedule on page 19 of the supplemental materials posted on February 26, 2015 details the decrease between the 2014 actual and 2015 projected equity returns Information about the 2008 Energy Efficiency Cost Recovery Factor Appeals is provided in the 2014 10-K Note: Please refer to slide 2 for information on non-GAAP measures 1 2 $0.71 to $0.75 Q1 ($0.01) Q2 ($0.01) Q3 ($0.01) Q4 - Q1 ($0.05) Q2 $0.01 Q3 $0.01 Q4 $0.01 Q1 Q2 Q3 ($0.01) Q4 For 2014, normalized $0.76 of fully adjusted earnings to a baseline of $0.70. For Q3 of 2014, “baseline” was one cent below guidance. Adjustments for each quarter can be seen in the tan boxes below.

Right of Way Revenues $4 million $29 million $2 million $27 million $21 million $14 million (YTD) Revenues attributable to allowing third-party use of transmission ROWs Third-party needs result in uncertain project/revenue timing 2015 ROW revenue range of $10 to $20 million expected Houston Electric Right of Way Revenues

Reconciliation: Operating Income to Core Operating Income on a Guidance Basis